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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: JUNE 1, 1998
                                          ------------
                        (Date of earliest event reported)


                              NCS HEALTHCARE, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                     0-027602                34-1816187
----------------------------        ------------         --------------------
(State or other jurisdiction        (Commission          (I.R.S. employer
     of incorporation)              file number)          identification no.)



            3201 ENTERPRISE PARKWAY, SUITE 220, BEACHWOOD, OHIO 44122
--------------------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (216) 514-3350
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Item 2.  Acquisition or Disposition of Assets.
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            On June 1, 1998, NCS HealthCare, Inc., a Delaware corporation (the
"Company"), through a wholly-owned subsidiary NCS Acquisition Sub, Inc., a Delaware corporation ("Buyer"), acquired certain assets of the extended care division of Walgreens Advance Care, Inc., an Illinois corporation ("Walgreen"), pursuant to an Asset Purchase Agreement, dated as of April 10, 1998 (the "Agreement"), among the Company, Buyer, Walgreen and Walgreen Co., an Illinois corporation. The assets sold consisted of all properties, assets and rights owned by Walgreen and used in connection with the business of providing pharmaceuticals, drugs, biologicals, medical devices and other health or medical supplies and related services to nursing homes, other institutional care facilities and individuals residing in such facilities (the "Business"). The Buyer intends to continue to use the assets purchased for the purpose of continuing the current conduct of the Business.

            As consideration for the assets of Walgreen, the Buyer (i) assumed certain liabilities of Walgreen under certain contracts relating to the Business and (ii) paid cash in the amount of $57,779,111. The consideration is subject to certain post-closing adjustments as provided for in the Agreement.

            The Buyer utilized cash made available pursuant to (i) a Credit Agreement, dated June 1, 1998, among the Company, certain lending institutions named therein and KeyBank National Association ("KeyBank"), as Swing Line Lender, Letter of Credit Issuer and as Administrative Agent and (ii) a non-revolving capital markets bridge credit facility established by KeyBank in favor of the Company on June 1, 1998, to make the cash payments in connection with this transaction.

            There are no material relationships between Walgreen or Walgreen Co. and the Buyer or the Company.



Item 5.  Other Events.
----------------------

            The Company issued a news release on June 9, 1998, a copy of which is filed as Exhibit 99.1.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Financial Statements of Business Required.
         ------------------------------------------

            Pursuant to Rule 3-05(b)(2)(i) of Regulation S-X, financial statements of the business acquired are not required to be filed with this report.

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(b)      Pro Forma Financial Information.
         -------------------------------

            Pro forma financial information is not required to be filed with this report pursuant to Article 11 of Regulation S-X.

(c)      Exhibits.
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
       Exhibit No.                    Description
       -----------                    -----------

            2.1         Asset Purchase Agreement, dated April 10, 1998, among
                        NCS HealthCare, Inc., NCS Acquisition Sub, Inc.,
                        Walgreens Advance Care, Inc. and Walgreen Co.*

            99.1        News release, dated June 9, 1998, from the Company.

----------------------------

* The Registrant agrees by this filing to supplementally furnish a copy of all omitted exhibits and schedules to this agreement to the Commission upon request.



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                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              NCS HEALTHCARE, INC.



                                         By:  /s/ Gerald D. Stethem
                                              ---------------------------
                                              Gerald D. Stethem,
                                              Chief Financial Officer




Date:  June 15, 1998



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EXHIBIT INDEX
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
       Exhibit No.                    Description
       -----------                    -----------

            2.1         Asset Purchase Agreement, dated April 10, 1998, among
                        NCS HealthCare, Inc., NCS Acquisition Sub, Inc.,
                        Walgreens Advance Care, Inc. and Walgreen Co.

            99.1        News release, dated June 9, 1998, from the Company.




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